UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code  (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 4, Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Registrants”), issued an Earnings Release and Supplemental Financial Data announcing their financial results for the quarterly period ended March 31, 2009. The Earnings Release and Supplemental Financial Data contain information about the Registrants’ financial condition and results of operations for the quarterly period ended March 31, 2009. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. A copy of the Supplemental Financial Data is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

99.1	Earnings Release
99.2	Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2009

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2009

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By: /s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Release
99.2	Supplemental Financial Data